Exhibit 99.3

                     STOCK OPTION AGREEMENT


              THIS STOCK OPTION AGREEMENT ("Agreement") dated November 9, 1994, is by and between Valley National Bancorp, a New Jersey corporation and registered bank holding company ("Valley"), and American Union Bank, a New Jersey banking corporation ("Ameri-can").


                           BACKGROUND

          1. Valley, American and Valley National Bank (the "Bank"), a wholly-owned subsidiary of Valley, as of the date hereof, have executed an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Valley will acquire American through a merger of American with and into the Bank (the "Merger").

          2. As an inducement to Valley and the Bank to enter into the Merger Agreement and in consideration for such entry, American desires to grant to Valley an option to purchase authorized but unissued shares of common stock of American in an amount and on the terms and conditions hereinafter set forth.


                            AGREEMENT

          In consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Merger
Agreement, Valley and American, intending to be legally bound hereby, agree:

          1. Grant of Option. American hereby grants to Valley the option (the "Option") to purchase 180,000 shares (as the same may be adjusted pursuant hereto, the "Option Shares") of American common stock, $5.00 par value (the "Common Stock"), at a price of $10.00 per share (as the same may be adjusted pursuant hereto, the "Option Price"), on the terms and conditions set forth herein.

          2. Exercise of Option. This Option shall not be exercisable until the occurrence of a Triggering Event (as such term is hereinafter defined). Upon or after the occurrence of a Triggering Event (as such term is hereinafter defined), Valley may exercise the Option, in whole or in part, at any time or from time to time, subject to and in accordance with the terms hereof.

          The term "Triggering Event" means the occurrence of any of the following events:

          A person or group (as such terms are defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder) other than Valley or an affiliate of Valley:

              a. acquires beneficial ownership (as such term is defined in Rule 13d-3 as promulgated under the Exchange Act) of at least 20% of the then outstanding shares of Common Stock;

              b. enters into a letter of intent or an agreement, whether oral or written, with American pursuant to which such person or any affiliate of such person would (i) merge or consoli-date, or enter into any similar transaction with American, (ii) acquire all or a significant portion of the assets or liabilities of American, or (iii) acquire beneficial ownership of securities representing, or the right to acquire beneficial ownership or to vote securities representing 20% or more of the then outstanding shares of Common Stock;

              c.    makes a filing with any bank or thrift
regulatory authorities or publicly announces a bona fide proposal (a "Proposal") for (i) any merger, consolidation or acquisition of all or a significant portion of all the assets or liabilities of American or any other business combination involving American, or
(ii) a transaction involving the transfer of beneficial ownership of securities representing, or the right to acquire beneficial ownership or to vote securities representing, 20% or more of the outstanding shares of Common Stock, and thereafter, if such Proposal has not been Publicly Withdrawn (as such term is hereinaf-ter defined) at least 15 days prior to the meeting of stockholders of American called to vote on the Merger and American' stockholders fail to approve the Merger by the vote required by applicable law at the meeting of stockholders called for such purpose;

              d. makes a bona fide Proposal and thereafter, but before such Proposal has been Publicly Withdrawn, American willfully takes any action in any manner which would materially interfere with its desire or ability to enter into a definitive Merger Agreement or its ability to consummate the Merger or materially reduce the value of the transaction to Valley; or

              e. which is the holder of more than 5% of the Common Stock solicits proxies in opposition to approval of the Merger.

          The term "Triggering Event" also means the taking of any direct or indirect action by American or any of its directors, officers or agents to invite, encourage or solicit any proposal which has as its purpose a tender offer for the shares of the Common Stock, a merger, consolidation, plan of exchange, plan of acquisition or reorganization of American, or a sale of shares of the Common Stock or any significant portion of American's assets or liabilities.

          The term "significant portion" means 25% of the assets or liabilities of American.

          "Publicly Withdrawn", for purposes of clauses (c) and (d) above, shall mean an unconditional bona fide withdrawal of the Proposal coupled with a public announcement of no further interest in pursuing such Proposal or in acquiring any controlling influence over American or in soliciting or inducing any other person (other than Valley or any affiliate) to do so.

          Notwithstanding the foregoing, the Option may not be exercised at any time (i) in the absence of any required governmen-tal or regulatory approval or consent necessary for American to issue the Option Shares or Valley to exercise the Option or prior to the expiration or termination of any waiting period required by law, or (ii) so long as any injunction or other order, decree or ruling issued by any federal or state court of competent jurisdic-tion is in effect which prohibits the sale or delivery of the Option Shares.

          American shall notify Valley promptly in writing of the occurrence of any Triggering Event known to it, it being understood that the giving of such notice by American shall not be a condition to the right of Valley to exercise the Option. American will not take any action which would have the effect of preventing or disabling American from delivering the Option Shares to Valley upon exercise of the Option or otherwise performing its obligations under this Agreement.

          In the event Valley wishes to exercise the Option, Valley shall send a written notice to American (the date of which is hereinafter referred to as the "Notice Date") specifying the total number of Option Shares it wishes to purchase and a place and date for the closing of such a purchase (a "Closing"); provided, however, that a Closing shall not occur prior to two days after the later of receipt of any necessary regulatory approvals and the expiration of any legally required notice or waiting period, if any.

          Promptly following the Notice Date, American shall mail to its shareholders who have preemptive rights with respect to the Common Stock a notice, in form and substance approved by Valley (the "Shareholder Notice"), which shall afford each such sharehold-er the right to purchase such shareholder's pro rata share of the Option Shares at a per share purchase price equal to the lesser of the Option Price or the book value per share of Common Stock as of the then most recent fiscal year end of American. Such right to purchase Option Shares shall be in full satisfaction of each American shareholder's preemptive rights. The Closing shall be delayed for such time as is reasonably necessary to arrange for mailing the Shareholder Notice and to permit the American share-holders an opportunity to exercise such right to purchase Option Shares. The number of Option Shares available for purchase by Valley pursuant to the Option automatically shall be reduced by the aggregate number of shares purchased by the American shareholders in exercise of the above-described rights.

          3. Payment and Delivery of Certificates. At any Closing hereunder (a) Valley will make payment to American of the aggregate price for the Option Shares so purchased by wire transfer of immediately available funds to an account designated by American,
(b) American will deliver to Valley a stock certificate or certificates representing the number of Option Shares so purchased, free and clear of all liens, claims, charges and encumbrances of any kind or nature whatsoever created by or through American, registered in the name of Valley or its designee, in such denomina-tions as were specified by Valley in its notice of exercise and bearing a legend as set forth below and (c) Valley shall pay any transfer or other taxes required by reason of the issuance of the Option Shares so purchased.

          Unless a registration statement is filed and declared effective under Section 4 hereof, a legend will be placed on each stock certificate evidencing Option Shares issued pursuant to this Agreement, which legend will read substantially as follows:

              The shares of stock evidenced by this certificate have not been registered for sale under the Securities Act of 1933 (the "1933 Act"). These shares may not be sold, transferred or otherwise disposed of unless a registration statement with respect to the sale of such shares has been filed under the 1933 Act and declared effective or, in the opinion of counsel reasonably acceptable to American Union Bank, said transfer would be exempt from registration under the provisions of the 1933 Act and the regulations promulgated thereunder.

          4. Registration Rights. Upon or after the occurrence of a Triggering Event and upon receipt of a written request from Valley, American shall prepare and file a registration statement with the Securities and Exchange Commission, covering the Option and such number of Option Shares as Valley shall specify in its request, and American shall use its best efforts to cause such registration statement to be declared effective in order to permit the sale or other disposition of the Option and the Option Shares, provided that Valley shall in no event have the right to have more than one such registration statement become effective.

          In connection with such filing, American shall use its best efforts to cause to be delivered to Valley such certificates, opinions, accountant's letters and other documents as Valley shall reasonably request and as are customarily provided in connection with registrations of securities under the Securities Act of 1933, as amended. All expenses incurred by American in complying with the provisions of this Section 4, including without limitation, all registration and filing fees, printing expenses, fees and disburse-ments of counsel for American and blue sky fees and expenses shall be paid by American. Underwriting discounts and commissions to brokers and dealers relating to the Option Shares, fees and disbursements of counsel to Valley and any other expenses incurred by Valley in connection with such registration shall be borne by Valley. In connection with such filing, American shall indemnify and hold harmless Valley against any losses, claims, damages or liabilities, joint or several, to which Valley may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any preliminary or final registration statement or any amendment or supplement thereto, or arise out of a material fact required to be stated therein or necessary to make the statements therein not misleading; and American will reimburse Valley for any legal or other expense reasonably incurred by Valley in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that American will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement of omission or alleged omission made in such preliminary or final registration statement or such amendment or supplement thereto in reliance upon and in conformity with written information furnished by or on behalf of Valley specifical-ly for use in the preparation thereof. Valley will indemnify and hold harmless American to the same extent as set forth in the immediately preceding sentence but only with reference to written information specifically furnished by or on behalf of Valley for use in the preparation of such preliminary or final registration statement or such amendment or supplement thereto; and Valley will reimburse American for any legal or other expense reasonably incurred by American in connection with investigating or defending any such loss, claim, damage, liability or action.

          5. Adjustment Upon Changes in Capitalization. In the event of any change in the Common Stock by reason of stock dividends, split-ups, mergers, recapitalizations, combinations, conversions, exchanges of shares or the like, then the number and kind of Option Shares and the Option Price shall be appropriately adjusted.

          In the event any capital reorganization or reclassifica-tion of the Common Stock, or any consolidation, merger or similar transaction of American with another entity, or in the event any sale of all or substantially all of the assets of American shall be effected in such a way that the holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions (in form reasonably satisfactory to the holder hereof) shall be made whereby the holder hereof shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified herein and in lieu of the Common Stock immediately theretofore purchasable and receivable upon exercise of the rights represented by this Option, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore purchasable and receivable upon exercise of the rights represented by this Option had such reorganization, reclassification, consolidation, merger or sale not taken place; provided, however, that if such transaction results in the holders of Common Stock receiving only cash, the holder hereof shall be paid the difference between the Option Price and such cash consideration without the need to exercise the Option.

          6. Filings, Consents and Compliance with Law. Each of Valley and American will use its best efforts to make all filings with, and to obtain consents of, all third parties and governmental authorities necessary to the consummation of the transactions contemplated by this Agreement.

          Exercise of the Option herein provided shall be subject to compliance with all applicable laws including, in the event Valley is the holder hereof, approval of the Board of Governors of the Federal Reserve System. American agrees to cooperate with and furnish to the holder hereof such information and documents as may be reasonably required to secure such approvals.

          7. Representations and Warranties of American. American hereby represents and warrants to Valley as follows:

              a. Due Authorization. American has full corporate power and authority to execute, deliver and perform this Agreement and all corporate action necessary for execution, delivery and performance of this Agreement has been duly taken by American.

              b. Authorized Shares. American has taken and, as long as the Option is outstanding, will take all necessary corporate action to authorize and reserve for issuance all shares of Common Stock that may be issued pursuant to any exercise of the Option.

              c. No Conflicts. Neither the execution and delivery of this Agreement nor consummation of the transactions contemplated hereby (assuming all appropriate regulatory approvals) will violate or result in any violation or default of or be in conflict with or constitute a default under any term of the certificate of incorporation or by-laws of American or any agreement, instrument, judgment, decree, statute, rule or order applicable to American.

          8. Specific Performance. The parties hereto acknowledge that damages would be an inadequate remedy for a breach of this Agreement and that the obligations of the parties hereto shall be specifically enforceable. Notwithstanding the foregoing, Valley shall have the right to seek money damages against American for a breach of this Agreement.

          9. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.

          10. Assignment or Transfer. Valley may not sell, assign or otherwise transfer its rights and obligations hereunder, in whole or in part, to any person or group of persons other than to an affiliate of Valley, except upon or after the occurrence of a Triggering Event. Valley represents that it is acquiring the Option for Valley's own account and not with a view to or for sale in connection with any distribution of the Option or the Option Shares. Valley is aware that presently neither the Option nor the Option Shares are being offered by a registration statement filed with, and declared effective by, the Securities and Exchange Commission, but instead are being offered in reliance upon the exemption from the registration requirements pursuant to Section 4(2) of the Securities Act of 1933, as amended. Valley shall have the right to assign this Agreement to any party it selects after the occurrence of a Triggering Event.

          11. Amendment of Agreement. By mutual consent of the parties hereto, this Agreement may be amended in writing at any time, for the purpose of facilitating performance hereunder or to comply with any applicable regulation of any governmental authority or any applicable order of any court or for any other purpose.

          12. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

          13. Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered personally, by express service, cable, telegram or telex, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:
          If to Valley:

              Valley National Bancorp
              1445 Valley Road
              Wayne, New Jersey  07470
              Attn.:  Gerald H. Lipkin
                         Chairman and Chief Executive Officer

          With a copy to:

              Pitney, Hardin, Kipp & Szuch
              200 Campus Drive
              Florham Park, New Jersey  07932-0950

              P.O. Box 1945
              Morristown, New Jersey  07962-1945
              Attn.:  Ronald H. Janis, Esq.

          If to American:

              American Union Bank
              2784 Morris Avenue
              Union, New Jersey 07083
              Attn.:  Alan Turtletaub,
                        Chairman

          With a copy to:

              Sills, Cummis, Zuckerman, Radin,
                Tischman, Epstein & Gross, P.A.
              One Riverfront Plaza
              Newark, New Jersey  07102
              Attn.:  Steven Radin, Esq.

or to such other address as the person to whom notice is to be given may have previously furnished to the others in writing in the manner set forth above (provided that notice of any change of address shall be effective only upon receipt thereof).

          14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New
Jersey.

          15. Captions. The captions in the Agreement are inserted for convenience and reference purposes, and shall not limit or otherwise affect any of the terms or provisions hereof.

          16. Waivers and Extensions. The parties hereto may, by mutual consent, extend the time for performance of any of the obligations or acts of either party hereto. Each party may waive
(i) compliance with any of the covenants of the other party contained in this Agreement and/or (ii) the other party's perfor-mance of any of its obligations set forth in this Agreement.

          17. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement, except as provided in Section 10 permitting Valley to assign its rights and obliga-tions hereunder.

          18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

          19. Termination. This Agreement shall terminate upon either the termination of the Merger Agreement as provided therein or the consummation of the transactions contemplated by the Merger Agreement; provided, however, that if termination of the Merger Agreement occurs after the occurrence of a Triggering Event, this Agreement shall not terminate until the later of 12 months following the date of the termination of the Merger Agreement or the consummation of any proposed transactions which constitute the Triggering Event.

          IN WITNESS WHEREOF, each of the parties hereto, pursuant to resolutions adopted by its Board of Directors, has caused this Agreement to be executed by its duly authorized officer, all as of the day and year first above written.

ATTEST:                            AMERICAN UNION BANK


________________________           By:___________________________
              , Secretary               Alan Turtletaub,
                                        Chairman

ATTEST:                            VALLEY NATIONAL BANCORP


________________________           By:___________________________
              , Secretary               Gerald H. Lipkin,
                                        Chairman & Chief
                                          Executive Officer